SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 20, 2001

                      Alford Refrigerated Warehouses, Inc.
             (Exact name of registrant as specified in its charter)


          Texas                 0-25351                 75-2695621
     (State or other          (Commission             (IRS employer
     jurisdiction of          file number)         identification no.)
     incorporation or
      organization)


                                    318 Cadiz
                               Dallas, Texas 75207
              (Address and zip code of principal executive offices)

               Registrant's telephone number, including area code:
                                 (214) 426-5151

                   ------------------------------------------


Item 3.     Bankruptcy or Receivership

     On November 20, 2001, the Registrant filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in United States Bankruptcy Court for the Northern District of Texas. A copy of the related press release is filed as Exhibit 99.1 hereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits
          The following Exhibits are filed herewith:
          99.1 Press Release issued by the Registrant on November 30, 2001 announcing that it has filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in United States Bankruptcy Court for the Northern District of Texas.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Alford Refrigerated Warehouses, Inc.

     By:              /s/ James C. Williams
                      ----------------------------------------------------------
                      James C. Williams
                      Chief Financial Officer, Secretary, Treasurer and Director


Date:  November 30, 2001

                                  EXHIBIT INDEX

Exhibit     Description
No.         -----------
-------

99.1* Press Release issued by the Registrant on November 30, 2001 announcing that it has filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in United States Bankruptcy Court for the Northern District of Texas.
*  filed herewith



Exhibit 99.1

ALFORD REFRIGERATED WAREHOUSES FILES FOR CHAPTER 11 PROTECTION

For Immediate Release:

(Dallas, TX, November 30, 2001) - Alford Refrigerated Warehouses (OTC Bulletin
Board: ALFO), a filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division on November 20, 2001.

Alford Refrigerated Warehouses executives currently are exploring options to enhance the company's operations and to realize upo opportunities to realize equity in certain specific tracts of real property in Dallas. "Alford has excellent people, very good relationships with its customers and has expended significant amounts of funds over the years improving its operations." commented company chief financial officer Jim Williams. "We believe this company has a future and we are working very hard to secure it. In the meanwhile, we ask our employees and principals to bear with us as we sort through the alternatives before us."

Alford Refrigerated Warehouses, headquartered in Dallas, currently has approximately 75 employees operating 1,000,000 square feet of cold and cool storage facilities in Dallas, Texas and though its subsidiaries, has ownership of over 65 acres of industrial land near downtown Dallas and Ft. Worth, Texas and additionally operates a 73,000 cold storage facility on the land owned by its subsidiary in Ft. Worth, Texas
                                      -end-



Contact:     James Williams
             (214) 426-5151




                                  End of Filing